                                                                    Exhibit 10.3

                                                                  April 30, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

     Re:  Master Repurchase Agreements Waiver

     Reference is made to those certain Master Repurchase Agreements listed on
Schedule I attached hereto (the "Agreements"). Capitalized terms used in this letter agreement without definition have the meanings ascribed to them in the
Agreements.

     Effective as of the date hereof and until May 29, 2008 (the "Waiver
Period") and subject to the limitations set forth herein, each Buyer hereby:

     A.   1.   Agrees not to enforce the requirements for NovaStar Financial,
               Inc. ("NFI") to maintain a required Adjusted Tangible Net Worth under the Agreements;

          2.   Waives any breach and/or any event of default that would
               otherwise arise under the Agreements solely as a result of the failure of NFI to have the required Adjusted Tangible Net Worth specified in the Agreements; or

          3.   Agrees that in the Monthly Certificates delivered by NFI, NFI may carve-out the certification solely relating to the Adjusted
               Tangible Net Worth for the previous month and each Buyer hereby waives any breach and/or event of default that would otherwise arise under the Agreements as a result of such carve-out from the
               Monthly Certifications.

     B.   1.   Agrees, during the Waiver Period, not to enforce the requirement that NovaStar Financial, Inc. ("NFI") maintain Liquidity in an amount not less than $30,000,000 as specified under the

                                            Wachovia NovaStar TNW Waiver 5-29-08

               Agreements; provided that NFI agrees to maintain Liquidity
               (taking into account required haircuts) in an amount not less than $5,500,000;

          2.   Waives any breach and/or any event of default that would
               otherwise arise under the Agreements solely as a result of the failure of NFI to maintain Liquidity in an amount not less than
               $30,000,000 during the Waiver Period; provided that NFI maintains
               Liquidity in an amount not less than $5,500,000 during the Waiver
               Period;

          3.   Agrees that in the Monthly Certificates delivered by NFI during the Waiver Period, NFI may carve-out from the certification the requirement to maintain Liquidity in an amount not less than
               $30,000,000 for the previous month; provided that NFI shall maintain Liquidity in an amount not less than $5,500,000 for such month and shall certify that it has maintained such amount in the
               Monthly Certification.

Notwithstanding anything to the contrary herein, all parties bound herein acknowledge and agree that the Buyers, shall retain all rights and remedies in order to enforce any Event of Default or other breach contemplated by the
Agreements.

     Notwithstanding the occurrence and continuance of NFI's failureto maintain the required Adjusted Tangible Net Worth or maintenance of Liquidity under the
Agreements described above, each Buyer is willing to waive certain of its rights; provided that each Buyer reserves the right to unilaterally terminate this letter agreement on or prior to May 29, 2008, without notice to any party, based upon the occurrence of any Event of Default or breach that occurs under the Agreements on or after the date hereof other than the Event of Default expressly waived by the Buyers herein. Either Buyer's exercise of the right to terminate this letter agreement shall be effective as to both Buyers.

     Each Buyer hereby expressly reserves all other rights and remedies available to it under the Agreements, and all rights, remedies, obligations, and liabilities created or evinced thereby with respect to future breaches of, or
Defaults or Events of Default under, the Agreements. Except as stated herein, the Buyers shall not be deemed to have waived or modified any of its rights hereunder or under any other agreement, instrument or paper signed by NovaStar
Mortgage, Inc., NovaStar Certificates Financing LLC, NovaStar Certificates
Financing Corporation, NFI Repurchase Corporation, NMI Repurchase Corporation,
NMI Property Financing, Inc., HomeView Lending, Inc., NFI and NFI Holding
Corporation (collectively, the "NovaStar Parties") unless such waiver or modification is in writing and signed by the Buyers. Except as expressly provided herein, no failure or delay on the part of the Buyers in exercising any right, power or remedy hereunder or any of the Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. This letter

                                            Wachovia NovaStar TNW Waiver 5-29-08

agreement shall be construed in accordance with the laws of the State of New
York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by federal law. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

The Sellers shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in connection with the preparation, execution and delivery of this letter agreement (including, without limitation, the fees and expenses of counsel for the Buyers).

This letter agreement may be executed in any number of counterparts, each of which (including any copy hereof delivered by facsimile) shall constitute one and the same original instrument, and either party hereto may execute this letter agreement by signing any such counterpart.

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                                            Wachovia NovaStar TNW Waiver 5-29-08

                                       Very truly yours,
                                       Wachovia Bank, N.A.,
                                       as Buyer
                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                       Title:  Director

                                       Wachovia Investment Holdings, LLC,
                                       as Buyer
                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                       Title:  Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NovaStar Certificates Financing LLC, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NovaStar Certificates Financing Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

                                            Wachovia NovaStar TNW Waiver 5-29-08

NFI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NMI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NMI Property Financing, Inc., as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

HomeView Lending, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NovaStar Financial, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NFI Holding Corporation, as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

                                            Wachovia NovaStar TNW Waiver 5-29-08

                                   SCHEDULE I

1. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole Loan Agreement"), among Wachovia Bank, National Association, NFI
Repurchase Corporation, NMI Repurchase Corporation, NMI Property Financing,
Inc., HomeView Lending, Inc, NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage Inc.

2. Master Repurchase Agreement (2007 Non-investment Grade) dated as of May 31,
2007 (the "Non-Investment Grade Securities Agreement"), among Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

3. Master Repurchase Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment Grade Securities Agreement"), among Wachovia Bank, National
Association, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc., NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank, National Association and NovaStar Mortgage,
Inc.